UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2021

SmileDirectClub, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39037	83-4505317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Union Street Nashville, Tennessee	37219
(Address of Principal Executive Offices)	(Zip Code)

(800) 848-7566

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $.0001 per share	SDC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01.	Regulation FD Disclosure.

On February 4, 2021, SmileDirectClub, Inc. (“SmileDirectClub”) issued a press release announcing the pricing of $650,000,000 aggregate principal amount of its 0.00% convertible senior notes due 2026 in a private placement that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act . The offering size was increased from the previously announced offering size of $350,000,000 aggregate principal amount of notes. SmileDirectClub granted to the initial purchasers of the notes an option to purchase up to an additional $97,500,000 aggregate principal amount of notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K and such press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall either constitute an offer, solicitation or sale of securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The notes have not been registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws.

The information in this Item 7.01, including the accompanying Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated February 4, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMILEDIRECTCLUB, INC.

Date: February 5, 2021	By:	/s/ Kyle Wailes
Kyle Wailes
Chief Financial Officer

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